Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan has received a determination letter from the Internal Revenue Service (IRS) dated January 27, 2021 stating that the Plan is qualified under Section 401(a) of the Internal Revenue Code (the Code), and, therefore, the related trust is tax-exempt. Subsequent to this determination by the IRS, the Plan was amended. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualified status. The plan administrator believes the Plan, as amended, is being operated in compliance with the applicable requirements of the Code, and therefore, believes the Plan is qualified and the related trust is tax-exempt.

Accounting principles generally accepted in the United States require plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. Plan management has analyzed the tax positions taken by the Plan, and has concluded that there are no uncertain positions taken or expected to be taken. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.